REDEEMABLE CROSSOVER PREFERRED SHARES	12 Months Ended
Dec. 31, 2023
Redeemable Crossover Preferred Shares
REDEEMABLE CROSSOVER PREFERRED SHARES

NOTE 8 – REDEEMABLE CROSSOVER PREFERRED SHARES

From August through October 2023, the Company signed several agreements to issue Redeemable Crossover Preferred Shares at a per share issuance price of $7.0265 for total proceeds of $13,000, of which $245 was with related parties. Upon the consummation of a de-SPAC transaction, the Redeemable Crossover Preferred Shares will be converted to Holdco preferred shares with the same rights associated to those shares of Holdco.

The Redeemable Crossover Preferred Shares received a liquidation preference, ranking them ahead of all other classes of Nuvo shareholders, equal to the greater of (i) the sum of three times the original issuance price for the Redeemable Crossover Preferred shares, or (ii) the amount such shareholders would actually receive if such Redeemable Crossover Preferred shares had been converted into Nuvo ordinary shares immediately prior to a distribution event; in each case, plus any dividends declared but unpaid on such share. Each Redeemable Crossover Preferred Share will be converted to Holdco Preferred Shares and is then convertible at the option of the shareholder beginning three years after the sale of the Shares. Upon conversion of any Redeemable Crossover Preferred Share, the number of Ordinary Shares issued for each Redeemable Crossover Preferred shall be equal to the greater of: (i) One Ordinary Share for each Crossover Preferred Share converted; or (ii) A number of Ordinary Shares equal to three times the original issue price of the Redeemable Crossover Preferred Shares divided by the Fair Market Value as defined by the Company’s Articles of Association.

Each Redeemable Crossover Preferred Share shall confer upon the holder thereof the rights, powers, restrictions, qualifications and limitations accruing to and imposed upon the holders of Ordinary Shares in the Articles of Association (except where expressly subject to different treatment).

The conversion option, which results in preferred shareholders receiving three times their initial investment in Preferred Shares, is in effect a share-settled put and therefore is considered an embedded derivative in a debt-like host. This embedded derivative is not clearly and closely related to the debt host and requires bifurcation as a derivative liability, which is recorded at fair value. For the fair value of the redeemable crossover preferred shares – put option derivative, see Note 11.

In addition, Holdco will also issue approximately $36,000 in Holdco Ordinary Shares as an incentive to Redeemable Crossover investors (“incentive shares”) immediately following the closing of the de-SPAC as contemplated by the BCA.

During the year ended December 31, 2023, the Company received proceeds of $13,000. The proceeds were received before the crossover preferred shares were issued and the Company determined that, until issuance, the amounts received represented a contingent forward to issue redeemable crossover preferred shares. The contingent forward was accounted for as a liability measured at fair value at each balance sheet date. Upon issuance of the crossover preferred shares, the contingent forward was reclassified to mezzanine equity in the Company’s consolidated balance sheet. For the Redeemable Crossover Preferred shares’ fair value, see Note 11. The Company did not have any Redeemable Crossover Preferred shares agreements in effect during the year ended December 31, 2022.